UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

Enovix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39753	85-3174357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W. Warren Avenue Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 695-2350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ENVX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ENVXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2021, Michael J. Petrick, a member of the Board of Directors (the “Board”) of Enovix Corporation (the “Company”), provided notice of his resignation as a member of the Board, effective as of November 30, 2021. In connection with his resignation from the Board, Mr. Petrick also resigned as a member of the Audit Committee of the Board and as a member and the chairperson of the Compensation Committee of the Board (the “Compensation Committee”). Mr. Petrick’s resignation was for personal reasons and was not the result of a disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

On December 2, 2021, (i) the Board removed director John D. McCranie from the Nominating and Corporate Governance Committee of the Board, (ii) the Board appointed Mr. McCranie as a member and the chairperson of the Compensation Committee and (iii) the Board appointed director Pegah Ebrahimi as a member of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”).

In connection with their respective appointments, and in accordance with the Company’s Non-Employee Director Compensation Policy, as may be amended from time to time, (i) Mr. McCranie will receive an annual cash retainer of $10,000 for serving as the chairperson of the Compensation Committee, paid quarterly in arrears and (ii) Ms. Ebrahimi will receive an annual cash retainer of $5,000 for serving as a member of the Nominating and Corporate Governance Committee, paid quarterly in arrears.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2021	Enovix Corporation

	By:	/s/ Steffen Pietzke
Steffen Pietzke
Chief Financial Officer